SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 9, 2002



                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    001-13973                  65-0788314
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


     Aventura Corporate Center 20801 Biscayne Boulevard,
                  Suite 403, Aventura, Florida                             33180
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     (Address of principal executive offices)                         (Zip code)


     Registrant's telephone number, including area code:          (305) 899-5000


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          (Former name or former address, if changed since last report)



Item 5.  Other Events.

      As previously reported, UniCapital Corporation, a Delaware corporation (the "Company"), together with substantially all of its direct and indirect subsidiaries (the "Debtors"), filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case Nos. 00-B-42719 through 00-B-42838 Jointly Administered (the "Bankruptcy Cases"), on December 11, 2000.

      On January 9, 2002, the Bankruptcy Court entered its Order Confirming Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (the "Confirmation Order"). The Confirmation Order confirmed the Second Amended and Restated Plan, as modified by the Modifications to Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (the "Plan Modifications").

      The Second Amended and Restated Plan of Reorganization (the Plan") was previously filed as an Exhibit to the Company's Current Report on Form 8K dated December 19, 2001. The Plan Modifications are attached as an Exhibit to this Current Report. The Confirmation Order also approved the Debtors' issuance of a notice of entry substantially in the form of the attached Notice of Entry of (1) Order Confirming Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code, (2) Last Date to File Administrative Claims and Claims Arising from the Rejection of Executory Contracts, and (3) Last Date for Class 3 Creditors to File Proposed Collateral Values (the "Notice of Entry"). As stated in the Notice of Entry, the Plan provides deadlines for filing administrative claims, filing claims related to the rejection of executory contracts, and filing proposed collateral values for those Class 3 claims that were not listed on Exhibit 4 to the Disclosure Statement.

      Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Confirmation Order (without Exhibits). Exhibit 99.2 contains the text of the Plan Modifications. Exhibit 99.3 contains the text of the Notice of Entry.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

       99.1 Order Confirming Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (without Exhibits)

       99.2 Modifications to Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code

       99.3 Notice of Entry of (1) Order Confirming Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code, (2) Last Date to File Administrative Claims and Claims Arising from the Rejection of Executory Contracts, and (3) Last Date for Class 3 Creditors to File Proposed Collateral Values

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            UNICAPITAL CORPORATION

                                            By:  /s/ E. Talbot Briddell
                                                 ---------------------------
                                                 Name:  E. Talbot Briddell
                                                 Title: Chief Executive Officer

Dated:  January 15, 2002

                                  EXHIBIT INDEX


Exhibit No.    Document Description
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99.1           Order Confirming Second Amended and Restated Plan of
               Reorganization, as Modified, of UniCapital Corporation and Debtor
               Subsidiaries Under Chapter 11 of the Bankruptcy Code (without
               Exhibits)

99.2 Modifications to Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code

99.3 Notice of Entry of (1) Order Confirming Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code, (2) Last Date to File Administrative Claims and Claims Arising from the Rejection of Executory Contracts, and (3) Last Date for Class 3 Creditors to File Proposed Collateral Values